BLDRS INDEX FUNDS TRUST

SUPPLEMENT DATED SEPTEMBER 4, 2018

TO THE PROSPECTUS DATED JANUARY 31, 2018,

AS PREVIOUSLY SUPPLEMENTED, OF:

BLDRS ASIA 50 ADR INDEX FUND

BLDRS DEVELOPED MARKETS 100 ADR INDEX FUND

BLDRS EMERGING MARKETS 50 ADR INDEX FUND

BLDRS EUROPE SELECT ADR INDEX FUND

(each, a “Fund” and collectively, the “Funds”)

Effective after the close of business today, all references and biographical information relating to Steven M. Hill, Principal Financial and Accounting Officer – Pooled Investments of Invesco Capital Management LLC (“Sponsor”), sponsor of the BLDRS Index Funds Trust (the “Trust”), are hereby removed from the Prospectus and replaced with the following:

Name	Nature of Relationship or Affiliation with Sponsor
Kelli Gallegos	Principal Financial and Accounting Officer – Pooled Investments

Name	Business Experience
Kelli Gallegos

Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2018-Present); Principal Financial and Accounting Officer-Pooled Investments, Invesco Capital Management LLC (2018-Present); Vice President, Principal Financial Officer (2016-Present) and Assistant Treasurer (2008-Present), The Invesco Funds

Formerly, Assistant Treasurer Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2012-2018), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2018) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-2018); Assistant Treasurer, Invesco Capital Management LLC (2013-2018); and Assistant Vice President, The Invesco Funds (2008-2016).

Please Retain This Supplement for Future Reference.

P-BLDRS-PRO-1-SUP-3 090418